UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2008

John Bean Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive

Chicago, Illinois 60601

(Address of Principal executive offices, including Zip Code)

(312) 861-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on July 31, 2008 John Bean Technologies Corporation (“JBT Corporation”) was spun off from FMC Technologies, Inc. As a result of the spin-off, JBT Corporation became an independent public company traded on the New York Stock Exchange (symbol JBT). JBT Corporation reports its results through two business segments – JBT FoodTech and JBT AeroTech. Prior to the spin-off, JBT Corporation operated as the FoodTech and Airport Systems segments of FMC Technologies, Inc.

JBT Corporation is providing in Exhibit 99.1 to this Current Report on Form 8-K business segment data for the four quarters of 2007 and the first two quarters of 2008. We have reclassified gains and losses on certain derivatives related to foreign exchange exposure from segment revenue to other revenue and from segment operating profit to other expense, net, within Corporate items. We previously reported the following in our financial statements presented in our Registration Statement on Form 10:

•	$0.5 million of losses in JBT FoodTech revenue and $1.5 million of losses in JBT FoodTech segment operating profit for the three months ended March 31, 2007;

•	$0.9 million of losses in JBT FoodTech revenue and $1.0 million of gains in JBT FoodTech segment operating profit for the year ended December 31, 2007; and

•

$1.1 million of losses in JBT FoodTech revenue and JBT FoodTech segment operating profit and $0.1 million of gains in JBT AeroTech revenue and JBT AeroTech segment operating profit for the three months ended March 31, 2008.

We previously reported the following in our Form 10-Q for the quarter ending June 30, 2008:

•	$1.5 million of losses in JBT FoodTech revenue and $2.5 million of losses in JBT FoodTech segment operating profit for the three months ended June 30, 2007; and

•

$1.4 million of gains in JBT FoodTech revenue and JBT FoodTech segment operating profit and $0.1 million of losses in JBT AeroTech revenue and JBT AeroTech segment operating profit for the three months ended June 30, 2008.

We have made the reclassifications included in Exhibit 99.1 as a result of changing the way we measure segment operating profit, which excludes the impact of foreign currency related gains and losses, including derivative financial instruments. There is no impact on JBT Corporation’s previously reported combined statements of income, balance sheets, statements of cash flows or statements of changes in owner’s equity. The information in this Current Report on Form 8-K, including Exhibit 99.1, should be read in conjunction with the audited annual combined financial statements and notes thereto included in our Registration Statement on Form 10 filed with the Securities and Exchange Commission on July 14, 2008. Exhibit 99.1 is furnished herewith and is incorporated herein by reference.

The information, including Exhibit 99.1, furnished in this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Business Segment Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John Bean Technologies Corporation

Date: November 4, 2008	By:	/s/ Charles H. Cannon, Jr.
	Name	Charles H. Cannon, Jr.
	Title	Chief Executive Officer and President

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